EXHIBIT 3
                                                                       ---------

                             JOINT FILING AGREEMENT

         Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated: August 23, 2005

                           LEVCO ALTERNATIVE FUND, LTD.

                           By: John A. Levin & Co., Inc., its investment adviser


                           By: /s/ Norris Nissim
                               ------------------------------------------------
                           Name:  Norris Nissim
                           Title: Vice President and General Counsel



                           PURCHASE ASSOCIATES L.P.

                           By: Levco GP, Inc., its managing general partner


                           By: /s/ Norris Nissim
                               ------------------------------------------------
                           Name:  Norris Nissim
                           Title: Vice President and General Counsel



                           PURCHASE ASSOCIATES II, L.P.

                           By:     Levco GP, Inc., its managing general partner


                           By: /s/ Norris Nissim
                               ------------------------------------------------
                           Name:  Norris Nissim
                           Title: Vice President and General Counsel



                           ALVARADO CAPITAL PARTNERS, L.P.

                           By: Levco GP, Inc., its managing general partner


                           By: /s/ Norris Nissim
                               ------------------------------------------------
                           Name:  Norris Nissim
                           Title: Vice President and General Counsel

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                           LEVCO GP, INC.

                           By: /s/ Norris Nissim
                               ------------------------------------------------
                           Name:  Norris Nissim
                           Title: Vice President and General Counsel



                           JOHN A. LEVIN & CO., INC.

                           By: /s/ Norris Nissim
                               ------------------------------------------------
                           Name:  Norris Nissim
                           Title: Vice President and General Counsel



                           BKF CAPITAL GROUP, INC.

                           By: /s/ Norris Nissim
                               ------------------------------------------------
                           Name:  Norris Nissim
                           Title: Vice President and General Counsel